SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2018

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On June 28, 2018, Walgreens Boots Alliance, Inc. (the “Company”) issued a press release announcing financial results for the fiscal quarter ended May 31, 2018 and related matters. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated in this Item 2.02 by reference.

The information in this Item 2.02, including the exhibit attached as Exhibit 99.1 hereto, and the information under Item 7.01 below, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 7.01.	Regulation FD Disclosure.

On June 28, 2018, the Company is conducting a conference call and webcast beginning at 8:30 a.m. Eastern time regarding its results for the fiscal quarter ended May 31, 2018 and related matters.

Slides prepared for the purposes of the conference call are available on the Company’s investor relations website at http://investor.walgreensbootsalliance.com. A link to the conference call will be available on the Company’s investor relations website at: http://investor.walgreensbootsalliance.com.

Item 8.01.	Other Events.

On June 28, 2018, the Company issued a press release announcing a new stock repurchase program and the declaration of a quarterly dividend with respect to the Company’s common stock. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release of Walgreens Boots Alliance, Inc. dated June 28, 2018

99.2	Press Release of Walgreens Boots Alliance, Inc. dated June 28, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: June 28, 2018	By:	/s/ James Kehoe
	Title:	Executive Vice President and Global Chief Financial Officer